                                                                    EXHIBIT 21.1

          LIST OF SIGNIFICANT SUBSIDIARIES OF THE COMPANY, THE STATE OR
         JURISDICTION OF INCORPORATION OR ORGANIZATION OF EACH, AND THE
                 NAMES UNDER WHICH SUCH SUBSIDIARIES DO BUSINESS

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                                         STATE/JURISDICTION OF INCORPORATION
      NAME OF SIGNIFICANT SUBSIDIARY               OR ORGANIZATION
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            Ormat Systems Ltd.                          Israel
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         Ormat International, Inc.                     Delaware
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            Ormat Nevada, Inc.                         Delaware
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           Ormat Funding Corp.                         Delaware
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          OrCal Geothermal, Inc.                       Delaware
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             OrHeber 1, Inc.                           Delaware
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                ORMESA LLC                             Delaware
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           Ormat Holding Corp.                      Cayman Islands
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          Heber Field Company                         California
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       Second Imperial Geothermal                     California
               Company L.P.
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         Heber Geothermal Company                     California
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             OrPower 4, Inc.                        Cayman Islands
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       Ormat Momtombo Power Company                 Cayman Islands
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             Orleyte Company                        Cayman Islands
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           Ormat-Leyte Co. Ltd.                      Philippines
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              OrMammoth Inc.                           Delaware
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      Puna Geothermal Venture, L.P.                     Hawaii
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